ForeInvestors Choice Variable Annuity

Supplement Dated May 4, 2026

to your Prospectus Dated May 1, 2026

Lord Abbett Series Fund Bond Debenture Portfolio

Effective immediately, the Current Expenses and the Current Expenses + Fund Facilitation Fee are updated for the Lord Abbett Series Fund Bond Debenture Portfolio Sub-Account. Accordingly, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the above referenced Sub-Account listed in your prospectus under “Appendix B – Investment Options Available Under the Contract” is hereby deleted and replaced as follows:

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC

●	Current Expenses: 1.05%

●	Current Expenses + Fund Facilitation Fee: 1.05%

Nomura VIP Asset Strategy Series

Nomura VIP Core Equity Series

Nomura VIP International Core Equity Series

Nomura VIP Value Series

Effective immediately, footnotes 6, 7, 8 and 9 to the table in “Appendix B – Investment Options Available Under the Contract” are deleted and replaced as follows:

(6)	Effective December 1, 2025, Macquarie VIP Asset Strategy Series was renamed Nomura VIP Asset Strategy Series

(7)	Effective December 1, 2025, Macquarie VIP Core Equity Series was renamed Nomura VIP Core Equity Series.

(8)	Effective December 1, 2025, Macquarie VIP International Core Equity Series was renamed Nomura VIP International Core Equity Series.

(9)	Effective December 1, 2025, Macquarie VIP Value Series was renamed Nomura VIP Value Series.

This Supplement should be retained for future reference.

FIC-050426-FC-ED